SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 FORM 8-K12g3/A

                                  AMENDMENT #1



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report:  June 23, 2004




                                  XIN NET CORP.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Florida                    0-26559                     330-751560
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 900, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 632-9638

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

        The Company has closed on the Definitive Agreement to acquire 51% of a SMS provider in China, Beijing Quicknet Telecommunications Corp. Ltd. (Beijing Quicknet), from non-affiliates.

        Xin Net Corp. announced in February 2004 that it had entered into an acquisition agreement with the shareholders of QuickNet Telecommunication Corp. ("QuickNet"), an enterprise mobile services provider based in Beijing, China.

        Under the terms of the acquisition, Xin Net Corp. has issued 6,120,000 shares at a deemed price of US$0.50 per share to the shareholders of QuickNet, in exchange for 49% of the issued and outstanding shares of QuickNet. In addi-tion, Xin Net entered into an Agreement with the owners of 2% of Beijing QuickNet who manage and run Beijing QuickNet to acquire their shares. Xin Net Corp. also retains an option to acquire the remaining 49% of the QuickNet shares for US$4 million in cash and/or shares within the first year after the closing date of the acquisition, or for US$5 million in cash and/or shares within the second year after the closing date of the acquisition.

        QuickNet is one of the first companies to focus on mobile solutions for businesses in China. QuickNet's strategy of targeting corporate users is aimed at achieving a higher percentage of recurring revenue and better margins.

        Management's view is that being an "early bird" provider of mobile services to enterprises offers more growth potential than if QuickNet targeted the highly competitive individual consumer segment.

        QuickNet's first application "Mobile marketing" is the use of the mobile medium as a communications and entertainment channel between a brand and an end-user. Mobile marketing is a enabling spontaneous, direct, interactive, and/or targeted communications, any time, any place to a mobile device user. Mobile marketing can be used in a variety of ways:

        o       For customer acquisition
        o       For customer retention
        o       For loyalty building
        o       As a sales promotion tool
        o       To support product launches
        o       To raise brand awareness
        o       For internal communications
        o       As a redemption/coupon tool
        o       For direct marketing
        o       As an effective business to business communications vehicle
        o       As an additional revenue stream
        o       To be able to offer time/location specific offers
        o       As a channel for delivering ring tones and logos

        China has many millions of mobile phone users. Up to one billion Short Messages are sent every day.

        The Company may conduct R&D on various mobile applications for enterprises in China and intends to expand revenue and client base by several sales approaches which might include recruiting sales agents, setting up branches in major cities, co-marketing with major carriers, increased in-house sales force, marketing campaigns nationwide, and co-branding with industry leaders to more corporate clients in various industries.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events and Regulation FD Disclosure


                  The purpose of this 8-K12g3 is to file the consolidated Pro Forma financials which are included as pages PF-1 through PF-3.



Item 6.           Resignations of Registrant's Directors

                  None


Item 7.           Financial Statements & Exhibits


                  Financial Statements - Beijing Quicknet Telecommunication
                                         Corporation for period June 5, 2003
                                         through December 31, 2003 (previously
                                         filed, see 8-K filed June 4, 2004)

                                         Pro Forma Financial Statements


                  Exhibits: 10    Acquisition Agreement (previously filed, see
                                  8-K dated February 17, 2004)

                            10.1 Amendment to the Share Purchase Agreement (previously filed, see 8-K dated February 19,
                                  2004)


Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.


Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  None.


Item 12.          Results of Operations and Financial Condition

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 23, 2004



                                            XIN NET CORP.



                                            By: /s/ Xiao-qing Du
                                                --------------------------------
                                                Xiao-qing Du, President

Xin Net Corp.

Pro Forma Financial Information

Introductory paragraph:

The following pro forma financial results shows the historical financial statements of Xin Net Corp. ("Xin Net") and Beijing Quicknet Telecommunication Corporation ("Quicknet") for the three months ended March 31, 2004, adjusted to assume that the acquisition of Quicknet by Xin Net has been completed at the beginning of the period.

By an agreement dated February 20, 2004, Xin Net and Quicknet entered into an acquisition agreement. Xin Net agreed to acquire 49% equity interest in Quicknet through issuance of 6,120,000 shares at a deemed price of $0.50 per share. Xin Net also entered into agreement with the owners of 2% equity interest in Quicknet who manage and run Quicknet to acquire their shares at a nominal value. Through this arrangement, Xin Net has an effective control of 51% equity interest in Quicknet. Xin Net also has the option to acquire the remaining 49% equity interest in Quicknet shares for $4 million in cash and/or shares within the first year after closing date of the acquisition, or for $5 million in cash and/or shares within the second year after the closing of the acquisition.

Assumptions :

1. The acquisition occurred on the first day of the period
2. Xin Net has issued 6,120,000 common shares to exchange for 49% equity interest in Quicknet
3. The owners of the 2% equity interest has assigned all their rights and interest in Quicknet to Xin Net


                                                                                                        Pro forma
Pro-forma Consolidated Balance Sheet                                               Pro-forma           Consolidated
  as at March 31, 2004                                Xin Net        Quicknet      AdjustmentsNote     Balance Sheet
-------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)     (Unaudited)
ASSETS

Current Assets
   Cash and cash equivalents                      $    3,304,019  $     963,857  $          -        $   4,267,876
   Trade receivables, net                                103,227          1,329             -              104,556
   Deposits and prepayments                               24,446              -             -               24,446
   Other receivables                                           -         92,974             -               92,974
   Assets to be disposed of                            2,435,485              -             -            2,435,485
                                                    -------------   ------------   -----------         ------------
Total Current Assets                                   5,867,177      1,058,160             -            6,925,337

Investment - at equity                                   253,524              -             -              253,524
Property and equipment, net                               12,416              -             -               12,416
Goodwill                                                 187,436              -       952,705          1 1,140,141

                                                    -------------   ------------   -----------         ------------
Total Assets                                      $    6,320,553  $   1,058,160  $    952,705        $   8,331,418
                                                    =============   ============   ===========         ============

LIABILITIES

Current Liabilities
   Accounts payable and accrued liabilities       $      243,082  $     387,033  $          -        $     630,115
   Deferred revenue                                       20,624      1,159,895             -            1,180,519
   Liabilities to be disposed of                       3,200,857         10,852             -            3,211,709
   Securities deposit from Sino-i.com Ltd.             2,415,800              -             -            2,415,800
                                                    -------------   ------------   -----------         ------------
Total Current Liabilities                              5,880,363      1,557,780             -            7,438,143

Minority Interest                                         43,190              -      (209,745)         1  (201,896)
                                                                                      (35,341)         2

SHAREHOLDERS' EQUITY

Capital stock                                     $       41,360  $     121,000  $      6,120        $ 1    47,480
                                                                                     (121,000)         1
Additional paid-in capital                             8,194,045              -       728,280          1 8,922,325
Deficit                                               (7,678,545)      (621,175)      549,050          1(7,715,329)
                                                                                       35,341          2
Accumulated other comprehensive income                  (159,860)           555                           (159,305)
                                                    -------------   ------------   -----------         ------------
                                                         397,000       (499,620)    1,197,791            1,095,171
                                                    -------------   ------------   -----------         ------------

Total Liabilities and Shareholders' Equity        $    6,320,553  $   1,058,160  $    952,705        $   8,331,418
                                                    =============   ============   ===========         ============

Notes :

1. To record the acquisition of 51% equity interest of Quicknet and elimination adjustments upon incorporation of assets
2. To record the minority share of the loss of the period



                                                                                                        Pro forma
                                                                                                       Consolidated
                                                                                                        Statement
Consolidated Pro-forma Statement of Operations                                     Pro-forma               of
  for three months ended March 31, 2004               Xin Net        Quicknet      AdjustmentsNote     Operations
-------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)     (Unaudited)
Net sales                                         $      166,911  $     431,622                      $     598,533
Cost of sales                                            (33,375)      (143,854)                          (177,229)
                                                    -------------   ------------                       ------------
Gross profit                                             133,536        287,768                            421,304
General and administrative                              (147,872)      (300,633)                          (448,505)
                                                    -------------   ------------                       ------------
Total operating loss                                     (14,336)       (12,865)                           (27,201)
Other income                                                 462            214                                676
                                                    -------------   ------------                       ------------
Income before provision for income taxes                 (13,874)       (12,651)                           (26,525)
Income taxes                                                   -         59,473                             59,473
                                                    -------------   ------------                       ------------
Net income before minority interest               $      (13,874) $     (72,124)                     $     (85,998)
Minority interest                                         (5,043)             -        35,341     2         30,300
                                                                    ------------                       ------------
                                                    -------------   ------------                       ------------
Net income after minority interest                       (18,917)       (72,124)                           (55,698)
                                                    =============   ============                       ============


Basic and diluted earnings per share              $        (0.00)                                    $       (0.00)
                                                    =============                                      ============


                                                                                                        Pro forma
                                                                                                       Consolidated
                                                                                                        Statement
Consolidated Pro-forma Statement of Operations                                     Pro-forma               of
  for twelve months ended December 31, 2003           Xin Net        Quick Net     AdjustmentsNote     Operations
-------------------------------------------------------------------------------------------------------------------
                                                     (Audited)       (Audited)

Net sales                                         $      475,309  $     221,312                      $     696,621
Cost of sales                                           (206,619)      (250,926)                          (457,545)
                                                    -------------   ------------                       ------------
Gross profit                                             268,690        (29,614)                           239,076
General and administrative                              (461,750)      (519,854)                          (981,604)
                                                    -------------   ------------                       ------------
Total operating loss                                    (193,060)      (549,468)                          (742,528)
Other income (loss)                                      (30,929)           418                            (30,511)
                                                    -------------   ------------                       ------------
Loss before minority interest, taxes and
        discontinued operations                         (223,989)      (549,050)                          (773,039)
Minority interest                                         26,046              -       269,035     2        295,083
                                                    -------------   ------------                       ------------
Loss from continuing operations                         (197,943)      (549,050)                          (477,956)
                                                    -------------   ------------                       ------------

Discontinued operations
  Loss from assets held for sale                        (322,987)             -                           (322,987)
  Gain on disposal of subsidiary                         206,653              -                            206,653
                                                                                                       ------------
                                                    -------------   ------------                       ------------
Loss from discontinued operations                       (116,334)             -                           (116,334)
                                                    -------------   ------------                       ------------

Net loss available to common stockholders             $ (314,277)    $ (549,050)                        $ (594,290)
                                                    =============   ============                       ============

Loss per share available to common stockholders:
  Loss from continuing operations                          (0.01)                                            (0.01)
  Loss from discontinuing operations                       (0.00)                                            (0.00)
                                                    -------------                                      ------------
Basic and diluted earnings per share              $        (0.01)                                    $       (0.01)
                                                    =============                                      ============